UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 17, 2006
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              REALMARK PROPERTY INVESTORS LIMITED PARTNERSHIP - II
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             (Exact name of registrant as specified in its charter)


       Delaware                 0-11909                    16-1212761
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(State of organization)  (Commission File No.) (IRS Employer Identification No.)


2350 North Forest Road, Getzville, New York  14068
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(Address of principal executive offices)

(716) 636-0280
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01  Change in Registrant's Certifying Accountant

Effective with the conclusion of its audit of the financial statements for the year ended December 31, 2005, Toski, Schaefer & Co., P.C. of Williamsville, New York, the Partnership's independent registered public accounting firm will resign. Notice of Toski, Schaefer & Co.'s intention to resign was received on April 14, 2006. Toski, Schaefer & Co., P.C. did not seek the Partnership's consent to its resignation. As a result, the Partnership's Audit Committee did not recommend or approve the resignation of Toski, Schaefer & Co., P.C.

Toski, Schaefer & Co., P.C. audit reports on the Partnership's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Partnership's financial statements for each of the two years ended December 31, 2005 and 2004, there were no disagreements with Toski, Schaefer & Co., P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Toski, Schaefer & Co., P.C, would have caused Toski, Schaefer & Co., P.C. to make reference to the matter in their report.

The Partnership has requested Toski, Schaefer & Co., P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated April 17, 2006 is filed as Exhibit 16.1 to this Form 8-K.

The Partnership is currently seeking a replacement to Toski, Schaefer & Co., P.C. to act as the Partnership's independent registered public accounting firm. The Partnership will announce the engagement of such accountants when such engagement is finalized.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

         16.1 Letter from Toski, Schaefer & Co., P.C.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Realmark Property Investors Limited Partnership - II
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                    (Registrant)



/s/ Joseph M. Jayson                                            April 17, 2006
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Joseph M. Jayson, Individual General Partner                        (Date)